                                  EXHIBIT 99.1

                                 ESSO SUEZ INC.
                       CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 1995 AND 1994

                       REPORT OF INDEPENDENT ACCOUNTANTS


August 15, 1996

To the Board of Directors and
  Shareholder of Esso Suez Inc.

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, of shareholder's equity and of cash flows present fairly, in all material respects, the financial position of Esso Suez Inc. and its subsidiaries at December 31, 1995 and 1994, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1995, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.


/s/ PRICE WATERHOUSE

                                 ESSO SUEZ INC.

                          CONSOLIDATED BALANCE SHEETS
                             (DOLLARS IN THOUSANDS)


                                                                                                    DECEMBER 31,
                                                                                        ---------------------------------
                                                                                           1995                   1994
                                                                                        -------------       -------------
ASSETS
  Current assets
     Cash                                                                               $       608         $        847
     Accounts receivable, less allowance for doubtful accounts
      of $0 and $352, respectively                                                            8,600                7,280
     Inventories                                                                              6,565                6,790
     Prepaid expenses, deferred intercompany charges, and other                               1,818                  602
                                                                                        -----------         ------------
        Total current assets                                                                 17,591               15,519
                                                                                        -----------         ------------
  Property, plant and equipment at cost, less accumulated
   depreciation, depletion and amortization                                                  67,326               74,785
  Due from affiliated companies                                                              76,711               61,958
  Other assets                                                                                  103                  103
                                                                                        -----------         ------------
        Total assets                                                                    $   161,731         $    152,365
                                                                                        ===========         ============

LIABILITIES
  Current liabilities
     Trade accounts payable and accrued liabilities                                     $     6,805         $      6,716
                                                                                        -----------         ------------
        Total current liabilities                                                             6,805                6,716
                                                                                        -----------         ------------
  Due to affiliated companies                                                                   117               -
                                                                                        -----------         ------------
        Total liabilities                                                                     6,922                6,716
                                                                                        -----------         ------------

SHAREHOLDER'S EQUITY
  Common stock                                                                                  100                  100
  Donated capital                                                                           133,223              133,223
  Retained earnings                                                                          21,486               12,326
                                                                                        -----------         ------------
        Total shareholder's equity                                                          154,809              145,649
                                                                                        -----------         ------------
        Total liabilities and shareholder's equity                                      $   161,731         $    152,365
                                                                                        ===========         ============





    The accompanying notes are an integral part of the financial statements.

                                 ESSO SUEZ INC.

                       CONSOLIDATED STATEMENTS OF INCOME
                (dollars in thousands except per share amounts)

                                                                                          December 31,
                                                                      --------------------------------------------------
                                                                         1995                1994                1993
                                                                      ---------           ----------          ----------
REVENUE
  Crude oil sales and other                                            $  53,046           $  27,166           $  22,445
  Crude oil sales to affiliates                                           -                    6,189               9,856
  Income tax reimbursement                                                22,843              12,876               9,225
                                                                       ---------           ---------           ---------
     Total revenue                                                        75,889              46,231              41,526
                                                                       ---------           ---------           ---------
COSTS OF OPERATIONS
  Operating expenses                                                       8,300               5,406               4,194
  Depreciation, depletion and amortization                                32,154              20,760              18,400
                                                                       ---------           ---------           ---------
     Total costs of operations                                            40,454              26,166              22,594
                                                                       ---------           ---------           ---------
OPERATING PROFIT                                                          35,435              20,065              18,932
                                                                       ---------           ---------           ---------
OTHER EXPENSES AND INCOME
  General and administrative expenses                                      3,466               3,013               4,402
  Interest income                                                            (34)                (14)                (11)
                                                                       ---------           ---------           ---------
     Total other expenses and income                                       3,432               2,999               4,391
                                                                       ---------           ---------           ---------
INCOME BEFORE INCOME TAXES                                                32,003              17,066              14,541
  Income taxes                                                            22,843              12,876               9,225
                                                                       ---------           ---------           ---------
NET INCOME                                                             $   9,160           $   4,190           $   5,316
                                                                       =========           =========           =========
Net income per common share                                            $   9,160           $   4,190           $   5,316
                                                                       =========           =========           =========

Weighted average number of common shares outstanding                       1,000               1,000               1,000
                                                                       =========           =========           =========





    The accompanying notes are an integral part of the financial statements.

                                 ESSO SUEZ INC.

                CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY
                             (DOLLARS IN THOUSANDS)


                                        COMMON              DONATED            RETAINED
                                        STOCK               CAPITAL            EARNINGS                         TOTAL
                                        -------           -----------         ----------                     -----------
January 1, 1993                         $ 100              $ 133,223           $  2,820                       $ 136,143
  Net income                              -                   -                   5,316                           5,316
                                        -----              ---------           --------                       ---------
December 31, 1993                         100                133,223              8,136                         141,459
  Net income                              -                   -                   4,190                           4,190
                                        -----              ---------           --------                       ---------
December 31, 1994                         100                133,223             12,326                         145,649
  Net income                              -                   -                   9,160                           9,160
                                        -----              ---------           --------                       ---------
December 31, 1995                       $ 100              $ 133,223           $ 21,486                       $ 154,809
                                        =====              =========           ========                       =========




    The accompanying notes are an integral part of the financial statements.

                                 ESSO SUEZ INC.

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (DOLLARS IN THOUSANDS)


                                                                                          December 31,
                                                                  -------------------------------------------------------
                                                                        1995                1994                1993
                                                                  --------------        -------------       -------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                        $    9,160           $    4,190          $    5,316
  Adjustments for non-cash transactions
     Depreciation, depletion and amortization                           32,154               20,760              18,400
  Changes in operating assets and liabilities
     (Increase) decrease in accounts receivable                         (1,320)              (2,215)              2,070
     Decrease (increase) in inventories                                    225                 (846)               (457)
     Decrease (increase) in prepaid expenses and other                       8                  (24)                 54
     Increase (decrease) in payables and accrued liabilities                89                2,534                (757)
                                                                    ----------           ----------          ----------
     Net cash provided by operating activities                          40,316               24,399              24,626
                                                                    ----------           ----------          ----------

CASH FLOWS USED IN INVESTING ACTIVITIES:
  Capital expenditures                                                 (24,695)             (20,919)               (755)
                                                                    ----------           ----------          ----------
     Net cash used in investing activities                             (24,695)             (20,919)               (755)
                                                                    ----------           ----------          ----------

CASH FLOWS USED IN FINANCING ACTIVITIES:
  Increase in receivables from affiliated companies                    (15,860)              (2,689)            (24,149)
                                                                    ----------           ----------          ----------
     Net cash used in financing activities                             (15,860)              (2,689)            (24,149)
                                                                    ----------           ----------          ----------

(Decrease) increase in cash                                               (239)                 791                (278)
Cash at beginning of year                                                  847                   56                 334
                                                                    ----------           ----------          ----------
Cash at end of year                                                 $      608           $      847          $       56
                                                                    ==========           ==========          ==========




    The accompanying notes are an integral part of the financial statements.

                                 ESSO SUEZ INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



NOTE 1 - ORGANIZATION AND ACTIVITIES

Esso Suez Inc. (the "Company"), a Delaware corporation, is a wholly owned subsidiary of Exxon Corporation. The Company established an Egyptian Branch, Esso Suez Inc. (Egypt Branch) (The "Branch") in 1981 for the purpose of exploration and production of petroleum and hydrocarbons in the East Zeit offshore concession area (the "Concession") in accordance with the terms of the concession agreement dated March 23, 1981 between the Government of the Arab Republic of Egypt, the Egyptian General Petroleum Corporation ("EGPC"), and the Branch. An Esso Suez Inc. home office was established in 1989. The home office has no employees, and is used solely for recording various non-recoverable intercompany charges. A commercial discovery was declared in the concession in 1984. Crude oil production began on December 22, 1985. As of December 31, 1995, seventeen development wells have been drilled in the concession area.

NOTE 2 - ACCOUNTING POLICIES

CONSOLIDATION. The accompanying consolidated financial statements include the accounts of the Company's home office, whose books are maintained in Houston, Texas, and the Branch. All significant intercompany transactions have been eliminated.

INVENTORIES. Inventories are carried at the lower of current market value or cost. The cost of crude oil inventory is determined under the last-in, first-out ("LIFO") method. The cost of remaining inventories are determined under the weighted average cost method.

PROPERTY, PLANT AND EQUIPMENT. Depreciation, depletion and amortization, based on cost, are primarily determined under either the unit of production or straight-line method. Unit of production rates are based on oil to be recoverable from proven developed reserves. The straight-line method of depreciation is based on estimated asset service life. Maintenance and repairs are expensed as incurred. Major renewals and improvements are capitalized.

The Company's exploration and production activities are accounted for under the "successful efforts" method. Under this method, costs of productive wells and development dry holes, both tangible and intangible, as well as productive acreage are capitalized and amortized using the unit of production method. Costs of that portion of undeveloped acreage likely to be unproductive, based largely on historical experience, are amortized over the period of exploration. Other exploratory expenditures, including geophysical costs and other dry hole costs, are expensed as incurred.

In March 1995, the Financial Accounting Standards Board issued Statement No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of." This statement had no impact on the Company's results of operations or financial position upon adoption in January 1996.

ENVIRONMENTAL LIABILITIES. The Company is not aware of any environmental liabilities at this time. The Egyptian Peoples Assembly passed environmental legislation in 1993 that effectively codifies international environmental conventions. During 1995, certain of the executive regulations relating to this legislation were published and are scheduled to go into effect in 1998. The regulations that have been issued are very preliminary, and it is uncertain at this time whether these regulations will have any effect on the Company's operations.

                                 ESSO SUEZ INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



USE OF ESTIMATES. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates that affect the reported amounts of assets, liabilities, revenues and expenses, and the disclosure of contingent liabilities. Actual results could differ from these estimates.

NET INCOME PER SHARE. Net income per share of common stock is based on the monthly weighted average number of common shares outstanding during the year.

NOTE 3 - CASH FLOW INFORMATION

No cash payments were made by the Company for interest expense and income taxes for the three year period ended December 31, 1995. Income taxes are paid on the Company's behalf by EGPC, in accordance with the terms of the concession agreement.

NOTE 4 - FINANCIAL INSTRUMENTS AND CREDIT RISK

The carrying value of accounts receivable, accounts payable, and short-term obligations approximate their fair value. Crude oil sales to EGPC during 1995, 1994 and 1993 amount to $53,036,000, $27,161,000 and $22,448,000, respectively.
Accounts receivable from EGPC as of December 31, 1995, 1994 and 1993 total $7,893,000, $6,979,000 and $4,532,000, respectively. Although collection of these receivables could be influenced by economic factors affecting this organization, the risk of significant loss is considered remote.

NOTE 5 - INVENTORIES

Inventories include the following at:

                                                                                                    DECEMBER 31,
                                                                                       ---------------------------------
(DOLLARS IN THOUSANDS)                                                                    1995                    1994
- ----------------------                                                                 ----------             -----------
  Crude oil                                                                             $    449                $    880
  Materials and supplies                                                                   6,116                   5,910
                                                                                        --------                --------
                                                                                        $  6,565                $  6,790
                                                                                        ========                ========

NOTE 6 - PROPERTY, PLANT AND EQUIPMENT

The major classes of the Company's property, plant and equipment are shown below:

                                                                                                    DECEMBER 31,
                                                                                       ---------------------------------
(DOLLARS IN THOUSANDS)                                                                    1995                    1994
- ----------------------                                                                 ----------             -----------
Crude oil properties                                                                   $  248,808              $   224,292
Equipment and other                                                                         6,114                    6,149
                                                                                       ----------              -----------
                                                                                          254,922                  230,441
Less:  Accumulated depreciation, depletion and amortization                              (187,596)                (155,656)
                                                                                       ----------              -----------
                                                                                       $   67,326              $    74,785
                                                                                       ==========              ===========

Depreciation, depletion and amortization charges related to property, plant and equipment amounted to approximately $32,154,000, $20,760,000 and $18,400,000 in 1995, 1994 and 1993, respectively.

                                 ESSO SUEZ INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



NOTE 7 - RELATED  PARTY TRANSACTIONS

The Company sold crude oil to its affiliates at market prices. The net receivable from affiliates includes amounts remitted by EGPC to Exxon as payment for crude sales less amounts paid on behalf of the Company. Receivables and payables due from and due to affiliates do not bear interest. The following table summarizes the Company's related party transactions with its affiliates.

                                                                                                December 31,
                                                                                 ------------------------------------------
(DOLLARS IN THOUSANDS)                                                             1995              1994            1993
- ----------------------                                                           ----------       ----------      ---------
Net sales to affiliates during the year ended                                     $    -          $   6,189        $   9,856

Due from affiliates as of                                                         $  76,594          61,958           59,398
Deferred intercompany items as of                                                     1,754             530              401
                                                                                  ---------       ---------        ---------
Net receivable from affiliates as of                                              $  78,348       $  62,488        $  59,799
                                                                                  =========       =========        =========

NOTE 8 - INCOME TAXES

In accordance with the terms of the concession agreement, EGPC pays Egyptian corporate income taxes and development duties on the Company's behalf. Accordingly, no liability is recorded on the books of the Company as of December 31, 1995 and 1994 for such taxes and duties. The petroleum sector corporate tax rate of 40.55 percent and the development duty tax of two percent have remained unchanged during the years 1995, 1994 and 1993. Deferred income tax accounts are not utilized in Egypt given the nature of Egyptian Petroleum Sector taxation.

A reconciliation of net income computed in accordance with generally accepted accounting principles ("GAAP") to statutory income and the related statutory income tax expense follows:

(DOLLARS IN THOUSANDS)                                                             1995              1994            1993
- ----------------------                                                           ----------       ----------      ---------
Net income                                                                       $  9,160         $   4,190       $   5,316

ADD:
- ---

  GAAP depreciation, depletion and amortization                                    32,154            20,760          18,400
  Other GAAP costs not deductible for statutory purposes                            1,924             1,269           1,892

DEDUCT:
- ------

  Current year amortization of exploration and development costs                  (11,322)           (8,229)        (10,238)
  Carry forward of costs deductible for statutory purposes                            -                 -            (2,482)
                                                                                 --------         ---------       ---------
Provisional income                                                                 31,916            17,990          12,888
Gross-up for taxation1                                                             21,769            12,271           8,792
                                                                                 --------         ---------       ---------
Taxable income                                                                   $ 53,685         $  30,261       $  21,680
                                                                                 ========         =========       =========

Corporate income tax (40.55%)                                                    $ 21,769         $  12,271       $   8,792
Development duty tax (2%)                                                           1,074               605             433
                                                                                 --------         ---------       ---------
Current year tax expense                                                         $ 22,843         $  12,876       $   9,225
                                                                                 ========         =========       =========

- -------------------------------------------------------------
(1)  Gross-up for taxation is calculated as Provisional income   x    Tax Rate
                                                                      --------
                                                                  (1 - Tax Rate)

                                 ESSO SUEZ INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



NOTE 9 - SHAREHOLDER'S EQUITY

COMMON STOCK. The Company was incorporated by authorizing and issuing 1,000 shares of common stock with a par value of $100 per share. No additional shares were authorized and issued thereafter.

DONATED CAPITAL. Prior to 1993, the shareholder of the Company made capital contributions by converting, in installments, receivables due from the Company totalling $133,223,000.

NOTE 10 - COMMITMENT AND CONTINGENCIES

LEASE COMMITMENTS: The Company leases certain office space and equipment under operating lease agreements which contain renewal options and escalation clauses. Future minimum rental payments under these leases range between $100,000 and $500,000 in each of the years 1996-2000. No future minimum lease rental payments are due for years beyond. All operating leases contain provisions allowing the Company to cancel the leases before the end of the lease term.

Total rental expense under operating leases for 1995, 1994 and 1993 was approximately $538,000, $494,000 and $453,000, respectively.

CONCENTRATIONS OF RISK: The future of the exploration and production segment will be affected by the market prices of crude oil. The availability of a ready market for crude oil in the future will depend on numerous factors beyond the control of the Company, including weather, production of other crude oil imports, marketing of competitive fuels, proximity and capacity of crude oil pipelines and other transportation facilities, any oversupply or undersupply of crude oil, the regulatory environment, and other regional and political events, none of which can be predicted with certainty.

LITIGATION: The Company is a party to ongoing litigation in the normal course of business. Management regularly analyzes current information and, as necessary, provides accruals for probable liabilities on the eventual disposition of these matters. While the out-come of lawsuits or other proceedings against the Company cannot be predicted with certainty, management believes that the effect on its financial condition or results of operations, if any, will not be material.

NOTE 11 - SUBSEQUENT EVENT:

Seagull Energy Corporation on July 22, 1996 signed a definitive stock purchase agreement with Exxon Corporation to acquire all of the outstanding capital stock of the Company. The stock sale is expected to close on or about September 10, 1996, and Exxon and Seagull are currently working together to design and implement a transition plan intended to minimize the impact of the sale on the Company's operations. The terms of the stock purchase agreement are such that there is no effect on the Company's national staff and that essential Company agreements and contracts will either continue in force after the stock sale or will be replaced by equivalent agreements or contracts.

               SUPPLEMENTAL OIL PRODUCING ACTIVITIES (UNAUDITED)

             CAPITALIZED COSTS RELATING TO OIL PRODUCING ACTIVITIES

                                                                                             (DOLLARS IN THOUSANDS)
                                                                                             ----------------------
AS OF DECEMBER 31, 1995
  Proved properties                                                                                  $    246,922
  Unproved properties                                                                                       -
                                                                                                     ------------
                                                                                                          246,922
Less:  Accumulated depreciation, depletion and amortization                                              (180,601)
                                                                                                     ------------
                                                                                                     $     66,321
                                                                                                     ============
AS OF DECEMBER 31, 1994
  Proved properties                                                                                  $    222,441
  Unproved properties                                                                                      -
                                                                                                     ------------
                                                                                                          222,441
Less:  Accumulated depreciation, depletion and amortization                                              (149,144)
                                                                                                     ------------
                                                                                                     $     73,297
                                                                                                     ============


           COSTS INCURRED IN OIL PROPERTY ACQUISITION, EXPLORATION
                          AND DEVELOPMENT ACTIVITIES

                                                                                             (DOLLARS IN THOUSANDS)
                                                                                             ----------------------

FOR THE YEAR ENDED DECEMBER 31, 1995
  Acquisition of properties:
     Proved                                                                                          $       -
     Unproved                                                                                                -
  Exploration costs                                                                                          -
  Development costs                                                                                        24,695
                                                                                                     ------------
                                                                                                     $     24,695
                                                                                                     ============
FOR THE YEAR ENDED DECEMBER 31, 1994
  Acquisition of properties:
     Proved                                                                                          $       -
     Unproved                                                                                                -
  Exploration costs                                                                                          -
  Development costs                                                                                        20,930
                                                                                                     ------------
                                                                                                     $     20,930
                                                                                                     ============
FOR THE YEAR ENDED DECEMBER 31, 1993
  Acquisition of properties:
     Proved                                                                                          $       -
     Unproved                                                                                                -
  Exploration costs                                                                                          -
  Development costs                                                                                           755
                                                                                                     ------------
                                                                                                     $        755
                                                                                                     ============

               SUPPLEMENTAL OIL PRODUCING ACTIVITIES (UNAUDITED)


               RESULTS OF OPERATIONS FOR OIL PRODUCING ACTIVITIES


                                                                                                   (DOLLARS IN THOUSANDS)
                                                                                                   ----------------------
YEAR ENDED DECEMBER 31, 1995
  Revenues
     Sales to third parties                                                                          $     53,036
     Sales to affiliates                                                                                     -
                                                                                                     ------------
                                                                                                           53,036
                                                                                                     ------------
  Lifting costs
     Lease operating expense                                                                                5,216
     Workover expense                                                                                       2,900
     Transportation expense                                                                                   184
  Depreciation, depletion and amortization                                                                 32,154
                                                                                                     ------------
  Results of operations from producing activities                                                    $     12,582
                                                                                                     ============

YEAR ENDED DECEMBER 31, 1994
  Revenues
     Sales to third parties                                                                          $     27,161
     Sales to affiliates                                                                                    6,189
                                                                                                     ------------
                                                                                                           33,350
                                                                                                     ------------
  Lifting costs
     Lease operating expense                                                                                3,424
     Workover expense                                                                                       1,693
     Transportation expense                                                                                   289
  Depreciation, depletion and amortization                                                                 20,760
                                                                                                     ------------
  Results of operations from producing activities                                                    $      7,184
                                                                                                     ============

YEAR ENDED DECEMBER 31, 1993
  Revenues
     Sales to third parties                                                                          $     22,448
     Sales to affiliates                                                                                    9,856
                                                                                                     ------------
                                                                                                           32,304
                                                                                                     ------------
  Lifting costs
     Lease operating expense                                                                                4,570
     Workover expense                                                                                        (577)
     Transportation expense                                                                                   201
  Depreciation, depletion and amortization                                                                 18,400
                                                                                                     ------------
  Results of operations from producing activities                                                    $      9,710
                                                                                                     ============

               SUPPLEMENTAL OIL PRODUCING ACTIVITIES (UNAUDITED)


                          RESERVE QUANTITY INFORMATION

                                                                                                      OIL (MBBL)(2)
                                                                                                     -------------
YEAR ENDED DECEMBER 31, 1993
  Proved developed and undeveloped reserves:
     Beginning of year                                                                                     14,856
     Purchases of reserves in place                                                                           -
     Sales of reserves in place                                                                               -
     Revisions of previous estimates                                                                       (3,704)
     Extensions and discoveries                                                                               -
     Production                                                                                            (2,061)
                                                                                                     ------------
     End of year                                                                                            9,091
                                                                                                     ============

YEAR ENDED DECEMBER 31, 1994
  Proved developed and undeveloped reserves:
     Beginning of year                                                                                      9,091
     Purchases of reserves in place                                                                           -
     Sales of reserves in place                                                                               -
     Revisions of previous estimates                                                                          282
     Extensions and discoveries                                                                               -
     Production                                                                                            (2,127)
                                                                                                     ------------
     End of year                                                                                            7,246
                                                                                                     ============

YEAR ENDED DECEMBER 31, 1995
  Proved developed and undeveloped reserves:
     Beginning of year                                                                                      7,246
     Purchases of reserves in place                                                                           -
     Sales of reserves in place                                                                               -
     Revisions of previous estimates                                                                          858
     Extensions and discoveries                                                                             1,631
     Production                                                                                            (3,159)
                                                                                                     ------------
     End of year                                                                                            6,576
                                                                                                     ============

PROVED, DEVELOPED RESERVES

  At December 31, 1993                                                                                      4,940
  At December 31, 1994                                                                                      5,946
  At December 31, 1995                                                                                      6,576

The reserve volumes are estimates only and should not be construed as being exact quantities. These reserves may or may not be recovered and may increase or decrease as a result of future operations of the Company and changes in market conditions. The Company's standardized measure of discounted future net cash flows and changes therein as of December 31, 1995, 1994 and 1993 are based substantially on the present value of future net revenues from proved crude oil reserves estimated by qualified petroleum engineers in accordance with guidelines established by the United States Securities and Exchange Commission. These estimates were computed by applying appropriate year end prices for crude oil to estimated future production of proved crude oil reserves over the economic lives of the reserves and assuming continuation of existing economic conditions. Year end 1995 calculations were made utilizing average prices for East Zeit crude oil as of December 31, 1995 of $18.66 per barrel ("Bbl").





- -----------------------------------------------------------
        (2)     Oil stated in thousand of barrels ("Mbbl").

               SUPPLEMENTAL OIL PRODUCING ACTIVITIES (UNAUDITED)


            STANDARDIZED MEASURE OF DISCOUNTED FUTURE NET CASH FLOWS

                                                                                        (DOLLARS IN MILLIONS)
                                                                                        ---------------------
DECEMBER 31, 1995
  Future cash inflows                                                                          $   131
  Future development costs                                                                          (2)
  Future production costs                                                                          (41)
                                                                                                ------
  Future net cash flows before income taxes                                                         88
  10% annual discount                                                                              (19)
                                                                                                ------
  Discounted future net cash flows before income taxes                                              69
  Discounted income taxes                                                                            -
                                                                                                -------
  Standardized measure of discounted future net cash flows                                     $    69
                                                                                               =======

DECEMBER 31, 1994
  Future cash inflows                                                                          $   110
  Future development costs                                                                          (9)
  Future production costs                                                                          (29)
                                                                                               -------
  Future net cash flows before income taxes                                                         72
  10% annual discount                                                                              (13)
                                                                                               -------
  Discounted future net cash flows before income taxes                                              59
  Discounted income taxes                                                                            -
                                                                                               -------
  Standardized measure of discounted future net cash flows                                     $    59
                                                                                               =======

DECEMBER 31, 1993
  Future cash inflows                                                                          $   113
  Future development costs                                                                         (31)
  Future production costs                                                                          (44)
                                                                                               -------
  Future net cash flows before income taxes                                                         38
  10% annual discount                                                                              (12)
                                                                                               -------
  Discounted future net cash flows before income taxes                                              26
  Discounted income taxes                                                                            -
                                                                                               -------
  Standardized measure of discounted future net cash flows                                     $    26
                                                                                               =======

               SUPPLEMENTAL OIL PRODUCING ACTIVITIES (UNAUDITED)


         PRINCIPAL SOURCES OF CHANGES IN THE STANDARDIZED MEASURE OF
                       DISCOUNTED FUTURE NET CASH FLOWS

                                                                                          (DOLLARS IN MILLIONS)
                                                                                          YEAR ENDED DECEMBER 31,
                                                                                  ---------------------------------------
                                                                                    1995              1994        1993
                                                                                  ---------        ----------    --------
Standard measure of discounted future net cash flows,
 beginning of year:                                                               $    59          $   26        $    86
Extensions, discoveries, IR and purchases                                              33               -              -
Sales of produced oil, net of costs                                                   (41)            (24)           (23)
Development costs during year                                                          25               21             1
Net changes in prices, lifting and development                                        (17)              33           (46)
Revisions of previous estimates                                                         5                -             -
Accretion of discount                                                                   5                3             8
                                                                                  -------          -------       -------
Total change in reserve valuation                                                      10               33           (60)
                                                                                  -------          -------       -------
Standard measure of discounted future net cash flows,
 end of year:                                                                     $    69          $   59        $    26
                                                                                  =======          =======       =======

                                ESSO SUEZ INC.

             UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


                            FOR THE SIX MONTHS ENDED
                             JUNE 30, 1996 AND 1995

                                 ESSO SUEZ INC.
                  CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                (Dollars in Thousands Except per Share Amounts)
                                  (Unaudited)


                                         Six Months Ended June 30,
                                         -------------------------
                                            1996           1995
                                         ----------     ----------
Revenue................................  $   26,903     $   41,018

Costs of Operations:
  Operating expenses...................       2,931          2,238
  Depreciation, depletion
    and amortization...................      11,021         12,794
                                         ----------     ----------
    Total costs of operations..........      13,952         15,032
                                         ----------     ----------
Operating Profit.......................      12,951         25,986

Other expenses and income:
  General and administrative expenses..       2,183          1,659
  Interest income......................         (50)           (28)
                                         ----------     ----------
    Total other expenses and income....       2,133          1,631
                                         ----------     ----------

Income Before Income Taxes.............      10,818         24,355

Income Taxes...........................       6,566         14,040
                                         ----------     ----------

Net Income.............................  $    4,252     $   10,315
                                         ==========     ==========
Net Income per Common Share............  $    4,252     $   10,315
                                         ==========     ==========

Weighted Average Number of
  Common Shares Outstanding............       1,000          1,000
                                         ==========     ==========


     See Accompanying Notes to Unaudited Condensed Consolidated Financial
                                  Statements.

                                 ESSO SUEZ INC.
                      CONDENSED CONSOLIDATED BALANCE SHEET
                             (Dollars in Thousands)
                                  (Unaudited)



                                            June 30, 1996    December 31, 1995
                                            -------------    -----------------
ASSETS
  Current Assets:
    Cash................................      $      632        $      608
    Accounts receivable, net............           7,280             8,600
    Inventories.........................           7,157             6,565
    Prepaid expenses, intercompany
      and other.........................             739             1,818
                                              ----------        ----------
      Total Current Assets..............          15,808            17,591
                                              ----------        ----------

  Property, plant and equipment - at
    cost, less accumulated depreciation,
    depletion and amortization..........          56,496            67,326

  Due from Affiliated Companies.........          88,911            76,711
  Other Assets..........................             103               103
                                              ----------        ----------

  Total Assets..........................      $  161,318        $  161,731
                                              ==========        ==========

LIABILITIES AND SHAREHOLDER'S EQUITY
  Current Liabilities:
    Trade accounts payable and
      accrued liabilities...............      $    2,257        $    6,805
                                              ----------        ----------
      Total Current Liabilities.........           2,257             6,805
                                              ----------        ----------

  Due to Affiliated Companies...........               -               117
                                              ----------        ----------

      Total liabilities.................           2,257             6,922

  Shareholder's Equity..................         159,061           154,809
                                              ----------        ----------

  Total Liabilities and
    Shareholder's Equity..............        $  161,318        $  161,731
                                              ==========        ==========





     See Accompanying Notes to Unaudited Condensed Consolidated Financial
                                  Statements.

                                 ESSO SUEZ INC.
                CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (Dollars in Thousands)
                                  (Unaudited)

                                                              Six Months
                                                            Ended June 30,
                                                     --------------------------
                                                         1996         1995
                                                     -----------   ------------
Cash Flows from Operating Activities:
 Net income..........................................$    4,252    $  10,315
  Adjustments for non-cash transactions:
    Depreciation, depletion and amortization.........    11,021       12,794

    Changes in operating assets and liabilities:
      Increase in accounts receivable................     1,320        3,470
      Increase in inventories, prepaid
       expenses and other............................    (1,016)        (984)
      Increase (Decrease) in accounts payable........
      Increase (Decrease) in payables and accrued
       liabilities...................................    (4,548)         823
                                                     ----------    ---------
          Net Cash Provided By Operating Activities..    11,029       26,418

Cash Flows from Investing Activities:
 Capital expenditures................................      (192)     (15,538)
                                                     ----------    ---------
          Net Cash Used In Investing Activities......      (192)     (15,538)

Cash Flows from Financing Activities:
 Increase in receivables from affiliated companies...   (10,813)     (11,391)
                                                     ----------    ---------
          Net Cash Used In Financing Activities......   (10,813)     (11,391)
                                                     ----------    ---------

Increase (Decrease) in Cash..........................        24         (511)

Cash at Beginning of Year............................       608          847
                                                     ----------    ---------

Cash At End of Period................................$      632    $     336
                                                     ==========    =========



                 See Accompanying Notes to Unaudited Condensed
                       Consolidated Financial Statements.

                                 ESSO SUEZ INC.


              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                  (UNAUDITED)


NOTE 1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Presentation of financial information

        In the opinion of management, the unaudited condensed consolidated financial statements contain all adjustments necessary to present fairly the financial position of Esso Suez Inc. (the "Company" or "ESI"), a wholly-owned subsidiary of Exxon Corporation ("Exxon"), as of June 30, 1996, and the results of its operations and cash flows for the six months ended June 30, 1996 and 1995. All adjustments made are of a normal, recurring nature. The results of operations for the six months ended June 30, 1996 are not necessarily indicative of the results to be expected for the full year.

        The financial information presented herein should be read in conjunction with ESI's financial statements and notes for the year ended December 31, 1995.

Cash Flow Information

        No cash payments were made by the Company for interest expense and income taxes for the six months ended June 30, 1996 and 1995. Income taxes are paid on the Company's behalf by the Egyptian General Petroleum Corporation, in accordance with the terms of the concession agreement.

Net Income Per Share

        Net income per share of common stock is based on the monthly weighted average number of common shares outstanding during the year.

NOTE 2.  COMMITMENTS AND CONTINGENCIES

        The Company is a party to ongoing litigation in the normal course of business. Management regularly analyzes current information and, as necessary, provides accruals for probable liabilities on the eventual disposition of these matters. While the out-come of lawsuits or other proceedings against the Company cannot be predicted with certainty, management believes that the effect on its financial condition or results of operations, if any, will not be material.

                                 ESSO SUEZ INC.
              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                  (UNAUDITED)

NOTE 3.  SUBSEQUENT EVENT

        Seagull Energy Corporation on July 22, 1996 signed a definitive stock purchase agreement with Exxon to acquire all of the outstanding capital stock of the Company. The stock sale is expected to close on or about September 10, 1996, and Exxon and Seagull are currently working together to design and implement a transition plan intended to minimize the impact of the sale on the Company's operations. The terms of the stock purchase agreement are such that there is no effect on the Company's national staff and that essential Company agreements and contracts will either continue in force after the sale or will be replaced by equivalent agreements or contracts.